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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2025
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Analog Devices, Inc.
(Exact name of Registrant as Specified in its Charter)
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Massachusetts	1-7819	04-2348234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Analog Way,	Wilmington,	MA	01887
(Address of Principal Executive Offices)			(Zip Code)
Registrant's telephone number, including area code: (781) 935-5565

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.16 2/3 par value per share	ADI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the annual meeting of shareholders of Analog Devices, Inc. (the “Company”) held on Wednesday, March 12, 2025, the proposals listed below were submitted to a vote of the Company’s shareholders. The proposals are described in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”), as filed with the Securities and Exchange Commission on January 27, 2025.

Proposal 1 – The election of eleven nominees to the Company’s Board of Directors each for a term expiring at the next annual meeting of shareholders.

The eleven nominees named in the Proxy Statement were elected to serve as directors until the Company’s next annual meeting of shareholders. Information as to the vote on each director standing for election is provided below:

Nominee	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Vincent Roche	394,079,828	22,825,878	964,144	29,360,652
Stephen M. Jennings	409,592,925	7,635,785	641,140	29,360,652
André Andonian	410,547,435	6,673,472	648,943	29,360,652
Edward H. Frank	402,327,614	14,894,700	647,536	29,360,652
Laurie H. Glimcher	410,196,656	7,018,050	655,144	29,360,652
Karen M. Golz	409,590,181	7,624,355	655,314	29,360,652
Peter B. Henry	415,478,750	1,741,086	650,014	29,360,652
Mercedes Johnson	415,411,795	1,812,007	646,048	29,360,652
Ray Stata	413,571,891	3,659,658	638,301	29,360,652
Andrea F. Wainer	416,143,070	1,081,128	645,652	29,360,652
Susie Wee	414,623,707	2,607,813	638,330	29,360,652

Proposal 2 – The approval, by non-binding “say-on-pay” vote, of the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosure in the Proxy Statement.

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
378,705,444	38,337,019	827,387	29,360,652

Proposal 3 – The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 1, 2025.

The shareholders ratified the Company’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 1, 2025. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining
418,794,598	27,513,130	922,774

Proposal 4 – The approval of certain amendments to the Company's Articles of Organization to lower the voting requirement for certain matters from a supermajority to a simple majority standard.

The shareholders approved the amendments to the Company's Articles of Organization lowering the voting requirement for certain matters from a supermajority to a simple majority standard. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
415,526,330	1,608,806	734,714	29,360,652

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 13, 2025	ANALOG DEVICES, INC.
		By:	/s/ Janene I. Asgeirsson
Janene I. Asgeirsson
Senior Vice President, Chief Legal Officer and Corporate Secretary